UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: October 15, 2007

Intrepid Global Imaging 3D, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation or organization)

000-27407	98-0187705
(Commission File Number)	(IRS Employer Identification Number)

Wilson W. (Bill) Hendricks III, Chief Executive Officer / Chief Financial Officer

224 Mill View Way, Ponte Vedra Beach, Florida, 32082-4389
(Address of principal executive offices)

(904) 686- 4056
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(a) Effective October 15, 2007, the board of directors of the Company accepted the resignation of Ryan Hamouth as the Company’s chief operating officer and as a director.

(b) Effective October 15, 2007, the Company appointed Richard Specht as a new member of the board of directors to serve until the Company’s next annual meeting of stockholders. The appointment of Mr. Specht as a director was not based on any prior understanding or arrangement.

For the past five years, Mr. Specht has been self employed as an investor in various private and public companies, but has held no positions other than as a stockholder of those companies.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized

Intrepid Global Imaging 3D, Inc. Signature By: /s/ Wilson W. (Bill) HendricksIII Name: Wilson W. (Bill) HendricksIII Title: Chief Executive Officer / Chief Financial Officer	Date October, 15, 2007